VANGUARD
CALIFORNIA
TAX-FREE FUND


Semiannual Report - May 31, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                           [PHOTO]
John C. Bogle                     John J. Brennan
Senior Chairman                   Chairman and
                                  Chief Executive Officer


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .........................       1

THE MARKETS IN PERSPECTIVE ............................       4

REPORT FROM THE ADVISER ...............................       6

PORTFOLIO PROFILES ....................................       8

PERFORMANCE SUMMARIES .................................      12

FINANCIAL STATEMENTS ..................................      14


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

           Prices of municipal bonds nudged higher during the first half of Vanguard California Tax-Free Fund's 1998 fiscal year, reflecting a slight easing in long-term interest rates and docile inflation. These higher prices, combined with six months of interest income, gave investors in tax-exempt securities a solid return for the half-year ended May 31, 1998.

           In this environment, the +1.6% return of our Money Market Portfolio, the +3.2% return of our Insured Intermediate-Term Portfolio, and the +3.8% return of our Insured Long-Term Portfolio outpaced the returns of their peers. The table at right presents each Portfolio's six-month return as well as those of average competing mutual funds.

------------------------------------------------------------
                                          TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 1998
------------------------------------------------------------
MONEY MARKET PORTFOLIO                        +1.6%
Average CaliforniaTax-Exempt
   Money Market Fund                          +1.5
------------------------------------------------------------
INSURED INTERMEDIATE-TERM PORTFOLIO           +3.2%
Average Intermediate-Term
   California Municipal Bond Fund             +2.9
------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                   +3.8%
Average California
   Municipal Bond Fund                        +3.4
------------------------------------------------------------

           The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on an increase in net asset value from $11.45 per share on November 30, 1997, to $11.52 per share on May 31, 1998, adjusted for dividends totaling $0.29 per share paid from net investment income and a distribution of $0.069 per share paid from net realized capital gains. The Insured Intermediate-Term Portfolio's return is based on an increase in net asset value from $10.66 per share on November 30, 1997, to $10.75 per share on May 31, 1998, adjusted for dividends totaling $0.245 per share paid from net investment income. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed.

           On May 31, the Insured Long-Term Portfolio's yield stood at 4.64%, the Insured Intermediate-Term Portfolio's yield at 4.27%, and the Money Market Portfolio's yield at 3.45%.

THE PERIOD IN REVIEW

A storybook environment that featured solid economic growth, declining interest rates, and well-behaved inflation showed no signs of fading during the half-year. As a result, the six-month period was a good one for bonds and even better for stocks.

           The decline in interest rates was particularly helpful. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

           Yields on high-grade, long-term municipal bonds fell on balance to 5.22% on May 31, down from 5.36% on November 30, 1997. The yield on top-grade (MIG-1) short-term municipal notes declined to 3.65%, from 3.80% six months earlier.

           Despite the good news for bonds, stocks continued to lead the party. The Standard & Poor's 500 Composite Stock Price Index returned +15.1% for the six months, a spectacular return for such a brief period.

           Our low expenses explained the advantage achieved by our Money Market Portfolio, which returned +1.6%, over the average California tax-exempt money market mutual fund, which returned +1.5%.

           The +3.8% total return achieved by the Insured Long-Term Portfolio consisted of a +2.6% income return and a +1.2% capital return that reflected slightly lower interest rates. The Portfolio's performance topped the +3.4% return of the average California municipal bond fund and exactly matched the return of the unmanaged Lehman Brothers Municipal Bond Index. This national Index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds. The +3.2% return of our Insured Intermediate-Term Portfolio (+2.4% income return, +0.8% capital return) outpaced the +2.9% return of its average peer but fell just short of the +3.3% return of the Lehman 7 Year Municipal Bond Index, the Portfolio's unmanaged benchmark.

           In reviewing the results of the past six months, it's important to remember that the interest rate environment is not always so friendly to bond investors. During periods when interest rates are on the rise, existing bond prices fall and thus diminish, rather than augment, a fund's total return.

           Also, we urge you to keep in mind that our six-month performance accounts for only half of the year's interest income, whereas bond prices react immediately to interest rate changes. However, over time, unpredictable changes in interest rates tend to even out, leaving the rate of interest income as the chief source of long-term bond returns. That's why investors should consider a full year's interest income as part of a semiannual review. Over the twelve months ended May 31, 1998--a period when interest rates generally declined--our Insured Long-Term Portfolio provided a total return of +9.2%, consisting of an income return of +5.5% and a capital return of +3.7%. Over the same period, our Insured Intermediate-Term Portfolio earned a total return of +7.3%, made up of a +4.8% income return and a +2.5% capital return.

           For Vanguard California Tax-Free Fund, our excellent long-term performance is largely a function of two elements: our low expenses and our disciplined management approach. For our shareholders, these factors are significant and durable advantages that we expect to continue. Our Portfolios have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.03% charged by the average long-term state tax-exempt fund, 0.92% for the average intermediate-term state tax-exempt fund, and 0.53% for the average state tax-exempt money market fund.

           Our cost advantage allows us to offer a portfolio of higher-quality bonds without compromising the yields earned by our shareholders. Our Insured Long-Term and Insured Intermediate-Term Portfolios invest in bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default. This insurance comes at the cost of slightly lower gross yields, but our lower costs more than make up the difference, thus enabling our Portfolios to provide net returns that are fully competitive with those of uninsured municipal bond portfolios.

IN SUMMARY

While it's enjoyable to bask in the glow of the financial markets' recent stellar performance, it's important to remember that the markets are still subject to cycles. Interest rates cannot--and will not--march lower indefinitely. Nor will stocks sustain their above-average performance forever.

           Given that financial markets are not a one-way street, we reiterate our belief that a balanced portfolio of stock funds, bond funds, and money market funds can help investors "stay the course" toward their investment objectives--no matter what the market environment.

           We look forward to reporting to you in further detail in our 1998 annual report six months hence.


/s/ JOHN C. BOGLE                 /s/ JOHN J. BRENNAN

John C. Bogle                     John J. Brennan
Senior Chairman                   Chairman and
                                  Chief Executive Officer


June 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

The U.S. financial markets turned in another excellent performance during the half- year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

           Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

           The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

-------------------------------------------------------------------------------
                                                       TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 1998
                                             ----------------------------------
                                             6 MONTHS     1 YEAR       5 YEARS*
-------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             15.1%        30.7%        22.2%
   Russell 2000 Index                         6.5         21.2         16.1
   MSCI EAFE Index                           16.2         11.4          9.8
-------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                4.1%        10.9%         7.1%
   Lehman 10-Year Municipal Bond Index        3.8          9.3          6.9
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                2.7          5.3          4.9
-------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       0.8%         1.7%         2.5%
-------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

           Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

           The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

           The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even- stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

           Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

           In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

     The uncertainty facing financial markets at the start of Vanguard California Tax-Free Fund's 1998 fiscal year continued throughout the past six months. The U.S. economy displayed surprising strength, which obliged the Federal Reserve Board's Open Market Committee to reinstate a bias toward a tighter monetary policy. Disruptive events in Asia boosted demand for U.S. Treasury securities. The dichotomy between domestic and international forces caused interest rates to trade within a narrow range. Against this backdrop, the prices of municipal bonds remained relatively stable during the six months. The Insured Intermediate-Term and Insured Long-Term Portfolios earned +3.2% and 3.8%, respectively, while the Money Market Portfolio earned 1.6%.

       During the period, tight labor markets underscored the strength in the domestic economy, which grew at a robust 5.4% annual pace during the January-March quarter. Monthly increases in nonfarm payrolls averaged 277,000 during the fiscal half-year, and the nation's unemployment rate dropped to a 28-year low of 4.3% in April and May. On the other hand, economic and political unrest in Asia cast a bit of a shadow on the strong U.S. economy. In Indonesia, riots and protests against the government and economic conditions ultimately forced President Suharto to step down after a 32-year reign. In Japan, economic lethargy persisted, and the yen fell to its lowest level against the U.S. dollar in eight years. Asian investors bought U.S. Treasury securities as a potential safe haven, helping interest rates to fall instead of to rise, as they might otherwise have done in a strong domestic economy.

THE INSURED INTERMEDIATE-TERM AND INSURED LONG-TERM PORTFOLIOS

Over the fiscal half-year, the yield on the 30-year Treasury bond declined 0.25 percentage point to 5.80%. Rates didn't drop as far for municipal bonds, with the yield on 30-year, AAA-rated bonds declining 0.13 percentage point to 5.05%. Municipal bond yields didn't fall as much as yields on taxable bonds primarily because of an increased supply of new municipals. Municipal issuance for the six months was 50% higher than during the same period a year earlier, thanks partly to a heavy volume of refundings (bonds issued to refinance debt at lower interest rates). Another big factor was a $3.5 billion transaction for the Long Island Power Authority, the largest single new issue in the history of municipal finance.

           Market conditions appear favorable for municipal bonds. Supply should diminish as refunding volume subsides. Moreover, in June and July investors will have an estimated $45 billion to $60 billion of coupon payments and bond redemptions to reinvest, so demand for bonds should be strong in the summer.

           In our last report to you, we discussed the narrowing spread between yields on high- and lower-quality municipals. The decline stemmed both from the overall reduction in bond yields and the growing use of municipal bond insurance to enhance credit quality, which limited the supply of lower-quality, higher-yielding bonds. This compression in quality spreads continued during the first half of fiscal 1998. Nearly half of all newly issued municipal bonds came with insurance that enabled the bonds to secure a top AAA rating. As a result, the yield spread between AAA-rated insured and BBB-rated (low-quality) bonds narrowed to 15 basis points (0.15 percentage point). In short, investors were taking substantially greater credit risk to earn a very modest incremental yield. It is difficult to predict when this trend will reverse, but when it does, prices of low-quality bonds will decline relative to prices of high-quality insured bonds. Both the Insured Intermediate-Term and Insured Long-Term Portfolios are positioned to benefit from such a reversal. The Portfolios maintain top overall credit quality through a combination of insured and AA-rated municipal bonds. Our low expense ratio and high credit quality offer shareholders an unbeatable combination of minimal credit risk and consistent, above-average performance relative to our competitors.

THE MONEY MARKET PORTFOLIO

The economic drama that unfolded throughout the first half of the fiscal year triggered a 7-basis-point decline in yields on 1-year Treasury bills, which finished the period with a 5.42% yield. Concurrently, yields on 1-year municipals fell 6 basis points to conclude the period at 3.75%. With the domestic economy's strength offset somewhat by ongoing economic uncertainties abroad, the Money Market Portfolio is positioned neutrally in terms of its average maturity. In addition to economic forces, two issues had a significant impact on the short-term municipal securities market.

           The first issue was the adoption by the Securities and Exchange Commission of amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market portfolios. The changes were designed to tighten regulation of money market funds and improve the likelihood that the funds will retain a stable net asset value. Because Vanguard's tax-exempt money market portfo-lios have been and will continue to be managed conservatively with a focus on high quality, the impact of these amendments should be minimal for our shareholders. However, some of our competitors operate with lower quality standards, and may have to alter their approach to fund management.

           The second issue was the onset of heavy share redemptions during April and May, a seasonal outflow as shareholders paid personal income taxes. The sector of the mutual fund market that includes state-specific money market portfolios lost $4.1 billion in assets, or 6.5% of the total, during tax season, according to IBC Financial Data. As funds sold securities to provide cash for share redemptions, an overabundance of supply in the short-term market was created. This excess supply caused a spike in yields during late April and much of May. We took advantage of this rise in yields to selectively purchase securities with maturity dates other than early July, when a seasonal lack of supply is expected to push yields lower. We also used this buying opportunity to further diversify the Portfolio and enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 15, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 3.5%
Average Maturity                                   29 days
Average Quality                                      MIG-1
Expense Ratio                                       0.20%*

*Annualized.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
MIG-1/SP-1+                                      84.6%
A-1/P-1                                           14.4
AAA/AA                                             0.9
A                                                  0.1
------------------------------------------------------
Total                                           100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Intermediate-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Number of Issues                                       240
Yield                                                 4.3%
Yield to Maturity                                     4.3%
Average Coupon                                        5.6%
Average Maturity                                 6.9 years
Average Quality                                        AAA
Average Duration                                 5.5 years
Expense Ratio                                       0.19%*
Cash Reserves                                         0.0%

*Annualized.


INVESTMENT FOCUS
------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                     INSURED INTERMEDIATE-          LEHMAN
                            TERM PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  0.78            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
AAA                                              98.1%
AA                                                1.9
A                                                 0.0
BBB                                               0.0
BB                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                      5.4%
1-5 Years                                        27.7
5-10 Years                                       43.1
10-20 Years                                      23.8
20-30 Years                                       0.0
Over 30 Years                                     0.0
------------------------------------------------------
Total                                           100.0%

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Number of Issues                                       198
Yield                                                 4.6%
Yield to Maturity                                     4.7%
Average Coupon                                        5.5%
Average Maturity                                11.1 years
Average Quality                                        AAA
Average Duration                                 7.6 years
Expense Ratio                                       0.18%*
Cash Reserves                                         0.0%

*Annualized.


INVESTMENT FOCUS
------------------------
[GRAPH]


VOLATILITY MEASURES
----------------------------------------------------------
                             INSURED LONG-          LEHMAN
                            TERM PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  1.29            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
AAA                                              96.7%
AA                                                3.3
A                                                 0.0
BBB                                               0.0
BB                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                      6.0%
1-5 Years                                        13.4
5-10 Years                                       25.4
10-20 Years                                      41.0
20-30 Years                                      14.2
Over 30 Years                                     0.0
------------------------------------------------------
Total                                           100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 1, 1987-MAY 31, 1998
-------------------------------------------------------------
                 MONEY MARKET PORTFOLIO          AVERAGE
                                                  FUND*
FISCAL     CAPITAL      INCOME       TOTAL        TOTAL
YEAR       RETURN       RETURN      RETURN        RETURN
-------------------------------------------------------------
1987         0.0%        2.2%        2.2%          2.1%
1988         0.0         5.1         5.1           4.8
1989         0.0         6.2         6.2           5.8
1990         0.0         5.6         5.6           5.3
1991         0.0         4.4         4.4           4.2
1992         0.0         3.0         3.0           2.7
1993         0.0         2.4         2.4           2.0
1994         0.0         2.6         2.6           2.3
1995         0.0         3.7         3.7           3.3
1996         0.0         3.3         3.3           2.9
1997         0.0         3.4         3.4           3.0
1998**       0.0         1.6         1.6           1.5
-------------------------------------------------------------

* Average California Tax-Exempt Money Market Fund.
**Six months ended May 31, 1998.
See Financial Highlights table on page 30 for dividend information for the past five years.

INSURED INTERMEDIATE-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: MARCH 4, 1994-MAY 31, 1998
-------------------------------------------------------------
           INSURED INTERMEDIATE-TERM PORTFOLIO     LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1994         -3.6%        3.4%       -0.2%         -1.1%
1995          8.3         5.6        13.9          15.2
1996          1.3         5.1         6.4           5.2
1997          1.0         4.9         5.9           6.0
1998**        0.8         2.4         3.2           3.3

* Lehman 7 Year Municipal Bond Index.
**Six months ended May 31, 1998.
See Financial Highlights table on page 31 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                 INCEPTION                                           10 YEARS
                                                   DATE       1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           6/1/1987      3.38%        3.13%         0.00%       3.90%       3.90%
Insured Intermediate-Term Portfolio              3/4/1994      8.52           --          1.82**      5.04**      6.86**
-------------------------------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.


INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1998
----------------------------------------------------------
              INSURED LONG-TERM PORTFOLIO       LEHMAN*
FISCAL      CAPITAL    INCOME      TOTAL        TOTAL
YEAR        RETURN     RETURN      RETURN       RETURN
----------------------------------------------------------
1986         4.8%       4.6%         9.4%         9.4%
1987       -11.6        6.3         -5.3         -0.2
1988         4.9        7.3         12.2         10.6
1989         4.9        7.3         12.2         11.0
1990         0.3        6.8          7.1          7.7
1991         2.1        6.5          8.6         10.3
1992         4.4        6.4         10.8         10.0
1993         5.7        5.8         11.5         11.1
1994       -11.0        5.1         -5.9         -5.2
1995        13.6        6.5         20.1         18.9
1996         1.3        5.6          6.9          5.9
1997         1.1        5.4          6.5          7.2
1998**       1.2        2.6          3.8          3.8
----------------------------------------------------------

* Lehman Municipal Bond Index.
**Six months ended May 31, 1998.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                 INCEPTION                                           10 YEARS
                                                   DATE         1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                      4/7/1986       10.92%       6.91%         2.36%        6.19%       8.55%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                COUPON        DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
-------------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                     3.55%     6/4/1998 LOC       $  21,200   $  21,200
Alameda County CA TRAN                                                4.50%    7/22/1998              22,100      22,118
Anaheim CA Public Improvement Corp. Lease COP VRDO
   (Refunding Project)                                                3.70%     6/3/1998 (2)          42,505      42,505
California Community College Finance Auth.                            4.50%    9/30/1998 LOC          16,330      16,358
California Educ. Fac. Auth. Rev. VRDO
   (California Institute of Technology)                               3.50%     6/4/1998               9,200       9,200
California GO CP                                                      3.75%    7/10/1998              20,000      20,000
California GO CP                                                      3.85%    7/14/1998               8,000       8,000
California GO CP                                                      3.85%    7/15/1998               7,400       7,400
California GO CP                                                      3.90%    7/10/1998               5,000       5,000
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                       3.55%     6/4/1998 LOC           5,200       5,200
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                       3.60%     6/4/1998 LOC          16,900      16,900
California Health Fac. Finance Auth. Rev. VRDO
   (Catholic Health Care West)                                        3.75%     6/3/1998 (1)          44,100      44,100
California Health Fac. Finance Auth. Rev. VRDO (Kaiser Permanente)    3.80%     6/3/1998              19,525      19,525
California Health Fac. Finance Auth. Rev. VRDO
   (Memorial Health Services)                                         3.65%     6/3/1998              10,600      10,600
California Health Fac. Finance Auth. Rev. VRDO (Pooled Program)       3.70%     6/3/1998 LOC          20,300      20,300
California Health Fac. Finance Auth. Rev. VRDO
   (St. Francis Medical Center)                                       3.45%     6/3/1998 (1)             600         600
California Health Fac. Finance Auth. Rev. VRDO
   (St. Francis Medical Center)                                       3.75%     6/3/1998 (1)          41,500      41,500
California Health Fac. Finance Auth. Rev. VRDO
   (St. Joseph Health System Group)                                   3.75%     6/2/1998              10,250      10,250
California PCR Finance Auth. VRDO (Exxon Project)                     3.50%     6/2/1998               6,500       6,500
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.80%     6/2/1998 LOC          78,800      78,800

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                      COUPON        DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.85%     6/2/1998           $   5,900   $   5,900
California Public Works Board Rev. (Univ. of California)              4.50%    10/1/1998               2,100       2,104
California RAN                                                        4.50%    6/30/1998              66,200      66,242
California School Cash Reserve Program Auth. (Pool) TRAN              4.75%     7/2/1998              15,000      15,010
California Statewide Communities Dev. Auth. COP VRDO
   (Memorial Health Services)                                         3.65%     6/3/1998              19,000      19,000
California Statewide Communities Dev. Auth. COP VRDO
   (St. Joseph Health System Group)                                   3.75%     6/2/1998              11,000      11,000
California Statewide Communities Dev. Auth. VRDO
   (Kaiser Foundation Hosp.)                                          3.80%     6/3/1998              13,700      13,700
Contra Costa CA Community College Dist. TRAN                          4.25%    6/30/1998              10,000      10,004
Contra Costa County CA TRAN                                           4.50%     7/1/1998              20,000      20,010
Cupertino CA Unified School Dist. TRAN                                4.25%    6/30/1998               7,250       7,253
Foothill CA Eastern Transp. Corridor Agency Toll Road Rev. VRDO       3.70%     6/4/1998 LOC          25,000      25,000
Fresno City CA TRAN                                                   4.25%    6/30/1998               5,000       5,002
Fresno County CA TRAN                                                 4.25%     7/1/1998              28,300      28,310
Irvine CA Assessment Dist. Improvement Boards VRDO
   (Irvine County)                                                    3.55%     6/3/1998 LOC          35,198      35,198
Irvine CA Assessment Dist. Improvement Boards VRDO
   (Northwest Irvine)                                                 3.70%     6/2/1998 LOC          24,025      24,025
Irvine CA Assessment Dist. Improvement Boards VRDO (Oak Creek)        3.70%     6/2/1998 LOC          32,000      32,000
Irvine CA Ranch Water Dist. VRDO                                      3.75%     6/2/1998 LOC          62,450      62,450
Irvine CA Ranch Water Dist. VRDO (Consolidated Bonds Refunding)       3.70%     6/2/1998 LOC           3,800       3,800
Kern County CA VRDO (Public Fac. Project)                             3.75%     6/3/1998 LOC          27,700      27,700
Los Angeles CA Unified School Dist.                                   4.50%    10/1/1998              33,000      33,085
Los Angeles CA Unified School Dist. COP
   (Belmont Learning Complex)                                         3.75%     6/3/1998              10,000      10,000
Los Angeles City CA TRAN                                              4.50%    6/30/1998              58,000      58,034
Los Angeles County CA Local Educ. Agency Pool TRAN                    4.50%    9/30/1998              48,000      48,112
Los Angeles County CA TRAN                                            4.50%    6/30/1998              60,000      60,029
Los Angeles County CA Educ. Agency Partnership Cert.                  4.50%    6/30/1998              22,900      22,914
Los Angeles County CA Community College Dist. TRAN                    4.50%     7/2/1998               9,000       9,004
Los Angeles County CA Dept. of Water & Power Electric Plant CP        3.55%    7/14/1998 LOC          12,000      12,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             3.40%    7/16/1998 LOC           8,000       8,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             3.45%    7/17/1998 LOC          14,108      14,108
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO        3.70%     6/3/1998 (3)           6,900       6,900
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO        3.70%     6/4/1998 (1)          27,300      27,300
Los Angeles County CA Pension Obligations VRDO                        3.70%     6/3/1998 (2)          88,600      88,600
Los Angeles County CA Public Works Finance Auth. Rev.
   (Los Angeles County Regional Park and Open Space Dist.)            5.00%    10/1/1998              12,330      12,380
Marin County CA TRAN                                                  4.50%    7/31/1998              26,900      26,928
Orange County CA Improvement Boards VRDO
   (Irvine Coast Assessment Dist.)                                    3.75%     6/2/1998 LOC          33,700      33,700
Orange County CA Sanitation Dist. VRDO                                3.70%     6/2/1998 LOC          14,500      14,500
Orange County CA Sanitation Dist. VRDO                                3.70%     6/2/1998 (2) LOC      23,960      23,960
Orange County CA Sanitation Dist. VRDO                                3.70%     6/4/1998 (2)          16,865      16,865
Orange County CA Sanitation Dist. VRDO                                3.75%     6/2/1998 (3)          13,600      13,600
Orange County CA Water Dist. VRDO                                     3.80%     6/2/1998 LOC           4,200       4,200
Otay CA Water Dist. COP VRDO (Capital Project)                        3.60%     6/3/1998 LOC           8,900       8,900
Rancho Mirage CA Joint Powers Financing Auth. COP
   (Eisenhower Medical Center)                                        3.75%     6/3/1998              25,100      25,100
Riverside County CA Public Fac. Project VRDO                          3.60%     6/2/1998 LOC           6,220       6,220
Riverside County CA Public Fac. Project VRDO                          3.75%     6/2/1998 LOC          14,500      14,500
Sacramento CA Muni. Util. Dist. Rev.                                 7.875%    8/15/1998 (Prere.)      4,000       4,115
Sacramento County CA VRDO
   (Administration Center & Courthouse Project)                       3.50%     6/4/1998 LOC          29,455      29,455
San Bernardino County CA COP VRDO
   (County Center Refinancing Project)                                3.75%     6/3/1998 LOC           9,100       9,100
San Bernardino County CA TRAN                                         4.50%    6/30/1998              15,000      15,008
San Diego CA Local Govt. COP TRAN                                     4.50%    10/1/1998              35,000      35,077
San Diego CA TAN                                                      4.50%    9/30/1998              28,300      28,364

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                COUPON        DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
San Jose CA Redev. Agency Rev. VRDO (Merged Area Redev. Proj.)        3.55%     6/3/1998 LOC       $   7,300   $   7,300
San Jose/Santa Clara CA Clean Water & Sewer Finance Auth. VRDO        3.70%     6/3/1998 (3)           3,700       3,700
San Mateo County CA TRAN                                              4.50%     7/1/1998               2,000       2,001
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
   (Valley Medical Center Project)                                    3.60%     6/2/1998 LOC          26,800      26,800
Santa Clara CA Unified School Dist. TRAN                              4.25%     7/1/1998              11,000      11,004
Santa Clara County CA TRAN                                            4.75%    10/1/1998              38,300      38,405
Southern California Metro. Water Dist. CP                             3.45%    7/17/1998               8,000       8,000
Southern California Metro. Water Dist. CP                             3.45%    7/20/1998              21,800      21,800
Southern California Public Power Auth. VRDO                           3.70%     6/3/1998 (2) LOC     119,700     119,700
Southern California Public Power Auth. VRDO
   (Southern Transmission Project)                                    3.65%     6/3/1998 (4)          30,265      30,265
Torrance CA Little Co. of Mary Hosp. VRDO
   (Torrance Memorial Medical Center)                                 3.80%     6/4/1998 LOC           3,000       3,000
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)           3.55%     6/3/1998 LOC           6,990       6,990
Ventura County CA TRAN                                                4.50%     7/1/1998              10,000      10,005
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase II Recycled Water Project)                                  3.60%     6/3/1998 LOC          10,000      10,000
West Basin CA Muni. Water Dist. Rev. COP VRDO
   (Phase II Recycled Water Project)                                  3.65%     6/3/1998 LOC          26,400      26,400
OUTSIDE CALIFORNIA:
Puerto Rico Govt. Bank VRDO                                           3.80%     6/3/1998 (1)          50,230      50,230
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,915,422)                                                                                           1,915,422
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              40,405
Liabilities                                                                                                       (8,061)
                                                                                                              -----------
                                                                                                                  32,344
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,947,678,941 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                    $1,947,766
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $1.00
=========================================================================================================================

* See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 26.

------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
                                                                       AMOUNT          PER
                                                                        (000)        SHARE
------------------------------------------------------------------------------------------
  Paid in Capital                                                  $1,947,821        $1.00
  Undistributed Net Investment Income                                      --           --
  Accumulated Net Realized Losses                                         (55)          --
  Unrealized Appreciation                                                  --           --
------------------------------------------------------------------------------------------
  NET ASSETS                                                       $1,947,766        $1.00
==========================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                  COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.2%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.7%)
Alameda County CA COP                                                 5.00%     6/1/2006 (2)          $  3,010    $  3,123
Anaheim CA Electric System COP                                        6.80%    10/1/1998 (2)             1,000       1,010
California GO                                                         6.50%     3/1/2002 (2)             5,570       6,037
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2008 (1)             3,290       3,568
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2009 (1)             3,580       3,886
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2010 (1)             3,060       3,303
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2011 (1)             3,950       4,224
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.50%     7/1/2012 (1)             3,635       3,855
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        5.75%     7/1/2010 (1)             7,000       7,630
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                       5.875%     7/1/2009 (2)             5,000       5,457
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        7.00%     7/1/2005 (2)             3,410       3,951
California Health Fac. Finance Auth. Rev.
   (Catholic Health Care West)                                        7.00%     7/1/2006 (2)             3,395       3,980
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2001 (1)             1,600       1,692
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2002 (1)             1,280       1,371
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2004 (1)             1,645       1,803
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%     7/1/2006 (1)             1,000       1,111
California Health Fac. Finance Auth. Rev. (Mills Peninsula)           6.00%    1/15/2000 (6)             1,080       1,115
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2002 (1)             2,500       2,623
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2003 (1)             3,010       3,185
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2004 (1)             2,750       2,923
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%     7/1/2010 (1)             3,570       3,792
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.75%     7/1/2005 (1)             3,335       3,604
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.75%     7/1/2006 (1)             3,415       3,709
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%     5/1/2001 (1)             1,500       1,551
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%     5/1/2002 (1)             1,000       1,041
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%     5/1/2003 (1)             1,000       1,048
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.50%     5/1/2004 (1)             1,855       1,977
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.50%     5/1/2005 (1)             1,500       1,604
California Health Fac. Finance Auth. Rev. (Scripps Memorial Hosp.)    6.25%    10/1/2013 (1)             3,000       3,226
California Health Fac. Finance Auth. Rev. (Sisters of Providence)     6.00%    10/1/2009 (2)             4,490       5,083
California Health Fac. Finance Auth. Rev. (Summit Medical Center)     5.25%     5/1/2009 (4)             3,500       3,702
California Health Fac. Finance Auth. Rev. (Summit Medical Center)     5.25%     5/1/2011 (4)             1,700       1,773
California Health Fac. Finance Auth. Rev. (Sutter Health)             5.50%    8/15/2012 (4)             3,000       3,183
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                        5.00%   11/15/2009 (2)             2,500       2,586
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                        5.00%   11/15/2010 (2)             1,000       1,031
California Health Fac. Finance Auth. Rev.
   (UCSF-Stanford Health Care)                                        5.00%   11/15/2011 (2)             2,000       2,041
California Health Fac. Finance Auth. Rev. VRDO
   (Catholic Health Care West)                                        3.75%     6/3/1998 (1)             1,700       1,700
California Public Works Board                                         6.50%    12/1/2008 (2)             1,000       1,165
California Public Works Board (Dept. of Corrections)                  5.50%     1/1/2010 (2)            10,000      10,715
California Public Works Board (Dept. of Corrections)                  5.50%     1/1/2014 (2)             5,975       6,251
California Public Works Board (Dept. of Corrections)                  6.40%    11/1/2010 (1)             5,000       5,615
California Public Works Board (Dept. of Corrections)                  6.60%    12/1/2002 (2)(Prere.)     3,500       3,927
California Public Works Board (Univ. of California)                   5.50%     9/1/2008 (2)             5,185       5,633
California Public Works Board (Univ. of California)                   5.50%     9/1/2009 (2)             4,015       4,366
California Public Works Board (Univ. of California)                   6.25%    12/1/2007 (2)             1,000       1,108

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                  COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Capistrano CA Unified Public Schools                                  6.00%     9/1/2004 (2)          $  2,160    $  2,372
Capistrano CA Unified Public Schools                                  6.00%     9/1/2005 (2)             2,395       2,648
Central Coast CA Water Auth. Rev.                                     6.05%    10/1/2002 (2)(Prere.)     1,800       1,972
Central Coast CA Water Auth. Rev.                                     6.25%    10/1/2006 (2)             2,000       2,207
Chino CA Basin Finance Auth. Muni. Water Dist.                        6.50%     8/1/2010 (2)             3,095       3,648
Clovis CA Unified School Dist.                                        0.00%     8/1/2005 (3)            16,000      11,726
Community Dist. CA North City West                                    5.75%     9/1/2015 (4)             2,000       2,142
Community Dist. CA North City West                                    6.00%     9/1/2005 (4)             1,510       1,669
Community Dist. CA North City West                                    6.00%     9/1/2006 (4)             1,600       1,781
Community Dist. CA North City West                                    6.00%     9/1/2007 (4)             1,695       1,899
Contra Costa CA (Merrithew Memorial Hosp.)                            5.25%    11/1/2001 (1)             3,000       3,118
Contra Costa CA (Merrithew Memorial Hosp.)                            5.25%    11/1/2003 (1)             3,230       3,401
Contra Costa CA (Merrithew Memorial Hosp.)                            6.00%    11/1/2006 (1)             2,000       2,223
Contra Costa CA (Merrithew Memorial Hosp.)                            6.00%    11/1/2007 (1)             2,000       2,236
Corona CA Community Fac. Dist.                                        4.35%     9/1/2001 (1)             1,755       1,775
Corona CA Community Fac. Dist.                                        4.45%     9/1/2002 (1)             1,830       1,858
Corona CA Community Fac. Dist.                                        4.50%     9/1/2003 (1)             1,510       1,538
Corona CA Community Fac. Dist.                                        4.55%     9/1/2004 (1)             1,495       1,527
Corona CA Redev. Project                                              7.50%     9/1/2004 (3)               970       1,144
Corona CA Redev. Project                                              7.50%     9/1/2005 (3)             1,040       1,236
Culver City CA Redev. Finance Auth.                                   6.75%    11/1/1999 (2)(Prere.)     2,500       2,651
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.      6.375%    12/1/2001 (2)(Prere.)     4,000       4,386
East Whittier CA City School Dist.                                    5.75%     8/1/2017 (3)             1,670       1,821
El Dorado County CA Public Agency Finance Auth. Rev.                  5.50%    2/15/2021 (3)             2,420       2,495
El Dorado County CA Public Agency Finance Auth. Rev.                  5.60%    2/15/2012 (3)             3,900       4,162
Glendale CA School Dist.                                              5.75%     9/1/2017 (3)             3,790       4,063
La Quinta CA Redev. Agency (Tax Allocation Project)                   7.30%     9/1/2007 (1)             1,240       1,501
La Quinta CA Redev. Agency (Tax Allocation Project)                   8.00%     9/1/2003 (1)             1,325       1,560
Long Beach CA Financing Auth. Rev.                                    6.00%    11/1/2009 (2)             3,735       4,231
Long Beach CA Financing Auth. Rev.                                    6.00%    11/1/2010 (2)             3,860       4,379
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                      6.00%     6/1/2011 (1)             2,365       2,659
Los Angeles CA Transp. Comm. Sales Tax Rev.                           6.25%     7/1/2013 (1)             1,500       1,650
Los Angeles CA Waste Water                                            5.75%     6/1/2011 (1)             7,960       8,488
Los Angeles CA Waste Water                                            6.50%     6/1/2007 (1)             1,695       1,932
Los Angeles CA Waste Water                                            8.70%    11/1/2002 (3)             2,535       3,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2008 (4)++           6,155       6,377
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2010 (4)++           7,070       7,290
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.40%     7/1/2009 (2)             1,725       1,837
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.50%     7/1/2017 (2)             1,500       1,550
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             8.00%     7/1/1999 (2)             5,445       5,686
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             9.00%     7/1/2005 (1)             4,015       5,152
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             9.00%     7/1/2006 (1)             4,380       5,746
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             9.00%     7/1/2007 (1)             4,770       6,386
Los Angeles County CA Public Works Finance Auth. Rev.                 4.10%     3/1/2000 (4)             5,000       5,017
Los Angeles CA Unified School Dist. Certificates                      5.00%    11/1/2012 (4)++           3,510       3,546
MSR CA Public Power Agency (San Juan Project)                        5.375%     7/1/2013 (1)             2,500       2,614
MSR CA Public Power Agency (San Juan Project)                        5.375%     7/1/2014 (1)             3,000       3,121
MSR CA Public Power Agency (San Juan Project)                         5.50%     7/1/2001 (1)             6,500       6,786
MSR CA Public Power Agency (San Juan Project)                         5.85%     7/1/2006 (2)             1,500       1,628
Modesto CA Irrigation Dist. Finance Auth. Rev.                        4.25%     9/1/1999 (2)               550         553
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2004 (2)             1,255       1,310
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2009 (2)             1,130       1,176
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2010 (2)             2,000       2,070
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2011 (2)             1,790       1,834
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.00%     9/1/2012 (2)             1,630       1,654
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.125%     9/1/2015 (2)             4,365       4,402
Modesto CA Irrigation Dist. Finance Auth. Rev.                        5.25%     9/1/2005 (2)             1,000       1,059
Mountainview CA Capital Improvement Finance Auth.                     6.25%     8/1/2012 (1)             5,000       5,380
Oakland CA Redev. Agency (Central Dist. Project)                      6.00%     2/1/2006 (2)             5,125       5,682
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.25%    2/15/2004 (1)            10,590      11,154

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                MATURITY                 AMOUNT       VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                  COUPON         DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.25%    2/15/2005 (1)           $ 10,260    $ 10,828
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.80%    2/15/2005 (3)              6,000       6,523
Orange County CA Local Transp. Auth. Sales Tax Rev.                   9.50%    2/15/2003 (3)              5,765       7,054
Orange County CA Sanitation Dist. COP                                 6.00%     8/1/2001 (3)(Prere.)+     1,500       1,618
Orange County CA Sanitation Dist. COP                                 6.40%     8/1/2007 (3)              1,415       1,534
Pittsburg CA Redev. Agency Rev.                                       5.50%     8/1/2007 (3)              2,750       2,913
Poway CA Redev. Agency                                                7.25%   12/15/2011 (3)              7,500       8,087
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2003 (1)              2,670       2,779
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2004 (1)              2,925       3,056
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2005 (1)              3,190       3,331
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2006 (1)              1,775       1,855
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2007 (1)              3,775       3,947
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2008 (1)              4,045       4,224
Poway CA Unified School Dist. Fac.                                    5.00%    10/1/2009 (1)              2,435       2,536
Rancho CA Water Dist. Finance Auth. Rev.                             5.875%    11/1/2010 (3)              3,000       3,297
Rancho CA Water Dist. Finance Auth. Rev.                              6.25%     8/1/2012 (3)              1,950       2,098
Rancho CA Water Dist. Finance Auth. Rev.                              6.50%    11/1/2001 (3)              1,590       1,717
Rancho Cucamonga CA Redev. Auth.                                      5.00%     9/1/2011 (1)              3,165       3,241
Riverside CA Electric Refunding Rev.                                  5.00%    10/1/2005 (2)              3,500       3,648
Riverside CA Electric Refunding Rev.                                 5.375%    10/1/2009 (2)              4,115       4,402
Riverside County CA Public Finance                                    5.25%     9/1/2003 (1)              2,210       2,328
Sacramento CA Muni. Util. Dist. Rev.                                  5.00%     7/1/2000 (2)              8,500       8,691
Sacramento CA Muni. Util. Dist. Rev.                                  5.75%     1/1/2010 (1)              5,000       5,384
Sacramento CA Muni. Util. Dist. Rev.                                  6.20%    8/15/2005 (1)              2,000       2,184
Sacramento CA Muni. Util. Dist. Rev.                                  6.25%    8/15/2007 (1)              8,000       8,751
Sacramento CA Redev. Agency (Merged Downtown Project)                 5.25%    11/1/2010 (4)              3,895       4,132
Sacramento CA Redev. Agency (Merged Downtown Project)                 6.75%    11/1/2005 (1)              1,000       1,081
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%    11/1/2013 (1)              2,000       2,143
Sacramento County CA Public Fac. Finance Corp. COP
   (Main Detention Fac. Project)                                      5.50%     6/1/2010 (1)              5,500       5,969
San Bernardino County CA COP (Medical Center Financing Project)       4.30%     8/1/2000 (1)              6,000       6,043
San Bernardino County CA COP (Medical Center Financing Project)       4.40%     8/1/2001 (1)              9,500       9,598
San Bernardino County CA COP (Medical Center Financing Project)       4.50%     8/1/2002 (1)              8,000       8,109
San Bernardino County CA COP (Medical Center Financing Project)       5.00%     8/1/2003 (1)              2,500       2,593
San Bernardino County CA COP (Medical Center Financing Project)       5.50%     8/1/2007 (1)              6,000       6,451
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.00%    5/15/2008 (3)              1,000       1,046
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.00%    5/15/2009 (3)              1,240       1,293
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.10%    5/15/2010 (3)              2,770       2,891
San Diego CA Unified School Dist. COP                                5.375%     7/1/2002 (1)             10,835      11,328
San Diego County CA Regional Transp. Comm.                            6.00%     4/1/2004 (2)              3,000       3,282
San Diego County CA Regional Transp. Comm.                            6.00%     4/1/2007 (2)              3,000       3,355
San Diego County CA Regional Transp. Comm.                            6.25%     4/1/2002 (3)              5,000       5,384
San Francisco CA Airport Comm. Rev.                                   5.25%     5/1/2012 (4)              2,250       2,345
San Francisco CA Airport Comm. Rev.                                   5.50%     5/1/2009 (4)              5,025       5,405
San Francisco CA Airport Comm. Rev.                                   5.50%     5/1/2010 (4)              5,300       5,676
San Francisco CA Airport Comm. Rev.                                   5.50%     5/1/2011 (4)              2,135       2,290
San Francisco CA Airport Comm. Rev.                                   6.20%     5/1/2007 (2)              1,615       1,756
San Francisco CA Airport Comm. Rev.                                   6.50%     5/1/2013 (2)              2,160       2,361
San Francisco CA Bay Area Rapid Transit Rev.                          5.55%     7/1/2009 (3)              4,920       5,236
San Francisco CA City & County Airport Rev.                           5.50%     5/1/2010 (3)              2,880       3,079
San Francisco CA City & County Airport Rev.                           5.50%     5/1/2011 (3)              3,080       3,267
San Francisco CA City & County Airport Rev.                           6.30%     5/1/2011 (2)              1,085       1,176
San Francisco CA City & County Airport Rev.                           6.40%     5/1/2005 (1)              2,800       3,106
San Francisco CA City & County Airport Rev.                           6.60%     5/1/2007 (1)              1,000       1,121
San Francisco CA City & County GO                                     4.00%    6/15/2000 (3)              7,970       7,990
San Francisco CA County Sewer Rev.                                    6.00%    10/1/2011 (2)              2,000       2,153
San Joaquin County CA COP (Human Services Project)                    6.70%    5/15/1999 (5)(Prere.)      5,300       5,552
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2003 (1)              6,000       4,943
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/1999 (1)              1,945       1,981
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/2000 (1)              2,045       2,108

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                  COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/2001 (1)          $  2,165    $  2,255
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.375%     8/1/2002 (1)             2,270       2,383
San Jose CA Redev. Agency (Merged Area Redev. Project)                6.00%     8/1/2006 (1)             1,000       1,115
Santa Ana CA Finance Auth. Rev.                                      5.375%     9/1/2009 (1)++           3,040       3,248
Santa Ana CA Finance Auth. Rev.                                      5.375%     9/1/2010 (1)++           1,600       1,707
Santa Barbara CA Redev. Agency (Central City Project)                 5.50%     3/1/1999 (2)             1,645       1,667
Santa Barbara CA Redev. Agency (Central City Project)                 5.50%     3/1/2000 (2)             2,075       2,132
Santa Barbara CA Redev. Agency (Central City Project)                 5.50%     3/1/2001 (2)             2,215       2,303
Santa Margarita/Dana Point CA Auth. Rev.                              5.50%     8/1/2008 (2)             3,345       3,615
Santa Margarita/Dana Point CA Auth. Rev.                              5.50%     8/1/2009 (2)             3,860       4,164
Santa Margarita/Dana Point CA Auth. Rev.                              5.50%     8/1/2010 (2)             2,245       2,410
Santa Margarita/Dana Point CA Auth. Rev.                              7.25%     8/1/2006 (1)             3,315       3,966
Santa Margarita/Dana Point CA Auth. Rev.                              7.25%     8/1/2010 (1)             2,180       2,716
Santa Margarita/Dana Point CA Auth. Rev.                              7.25%     8/1/2011 (1)             1,640       2,054
Santa Rosa CA Waste Water Service Fac. Dist.                          6.20%     7/2/2009 (2)             2,450       2,665
South Orange County CA Public Finance Auth.                           6.25%    8/15/1999 (3)             2,000       2,059
South Orange County CA Public Finance Auth.                           7.00%     9/1/2005 (1)             3,440       3,997
South Orange County CA Public Finance Auth.                           7.00%     9/1/2007 (1)             1,000       1,195
South Orange County CA Public Finance Auth.                           7.00%     9/1/2008 (1)             2,875       3,463
South Orange County CA Public Finance Auth.                           7.00%     9/1/2009 (1)             5,000       6,084
South Orange County CA Public Finance Auth.                           7.00%     9/1/2010 (1)             3,300       4,039
South Orange County CA Public Finance Auth.                           9.50%    8/15/2004 (1)             4,395       5,645
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/1999 (2)(Prere.)       435         450
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/2007 (2)               865         893
Southern California Rapid Transit Dist.                               6.00%     9/1/2008 (2)             2,650       2,875
Sweetwater CA Water Rev.                                              7.00%     4/1/2010 (2)             1,950       2,036
Tri-City CA Hosp. Dist.                                               5.50%    2/15/2008 (1)             3,805       4,117
Tri-City CA Hosp. Dist.                                               5.50%    2/15/2009 (1)             2,665       2,870
Tri-City CA Hosp. Dist.                                              5.625%    2/15/2011 (1)             2,970       3,177
Tri-City CA Hosp. Dist.                                              5.625%    2/15/2012 (1)             1,880       1,999
Tulare County CA COP                                                  5.70%   11/15/2003 (1)             1,000       1,077
Tulare County CA COP                                                  5.80%   11/15/2004 (1)             1,000       1,092
Univ. of California Rev. (Medical Center)                            5.625%     7/1/2010 (2)             6,660       7,172
Univ. of California Rev. (Multiple Purpose Project)                   6.00%     9/1/2008 (1)             1,500       1,640
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2002 (1)             2,950       3,617
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2002 (2)             1,000       1,225
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2003 (2)             2,000       2,539
Univ. of California Rev. (Multiple Purpose Project)                  12.00%     9/1/2003 (2)             2,000       2,722
Univ. of California Research Fac. Rev.                                5.00%     9/1/2008 (4)             4,290       4,487
Univ. of California Research Fac. Rev.                                5.00%     9/1/2009 (4)             4,510       4,693
Univ. of California Research Fac. Rev.                                5.00%     9/1/2010 (4)             4,730       4,886
Visalia CA Waste Water System Rev.                                    6.00%    12/1/2007 (1)             1,000       1,126
West Basin CA Water Dist.                                             6.80%     8/1/2000 (2)(Prere.)     2,000       2,158
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2000 (1)             1,895       1,971
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2003 (1)             3,380       3,660
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2004 (1)             3,580       3,919
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.00%     6/1/2005 (1)             3,675       4,052
OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            4.75%    11/1/2000 (2)             2,020       2,061
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            5.00%    11/1/2001 (2)             2,410       2,489
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            5.25%    11/1/2003 (2)             1,635       1,725
                                                                                                                  ---------
                                                                                                                   731,265
                                                                                                                  ---------
NONINSURED (6.5%)
Alameda-Contra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                     3.55%     6/4/1998 LOC             1,400       1,400
California Educ. Fac. Auth. Rev. (Univ. of Southern California
   Project)                                                           5.60%    10/1/2009                 2,680       2,942
California Health Fac. Finance Auth. Rev. VRDO
   (Adventist Health System West Sutter Health)                       3.55%     6/4/1998 LOC              1700        1700
California Health Fac. Finance Auth. Rev. VRDO (St. Francis Hosp.)    3.45%     6/3/1998 (1)             3,300       3,300
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.75%     6/2/1998 LOC               800         800

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.80%     6/2/1998 LOC         $   400    $    400
California RAN                                                        4.50%    6/30/1998               3,000       3,001
Irvine CA Assessment Dist. VRDO                                       3.55%     6/3/1998 LOC           2,200       2,200
Irvine CA Assessment Dist. VRDO                                       3.70%     6/2/1998 LOC             100         100
Irvine CA Ranch Water Dist. VRDO                                      3.70%     6/2/1998 LOC           2,100       2,100
Irvine CA Ranch Water Dist. VRDO                                      3.75%     6/2/1998 LOC          10,150      10,150
Long Beach CA TRAN                                                    4.50%    10/8/1998               3,400       3,409
Orange County CA Irvine Coast Assessment VRDO                         3.75%     6/2/1998 LOC             200         200
Orange County CA Sanitation Dist. VRDO                                3.70%     6/2/1998 LOC           4,200       4,200
Orange County CA Water Dist. VRDO                                     3.80%     6/2/1998 LOC           1,800       1,800
San Diego CA Unified School Dist. COP                                 5.25%     7/1/2001              11,265      11,660
Santa Clara County CA Finance Auth Rev. VRDO                          3.65%     6/3/1998               1,200       1,200
                                                                                                                ---------
                                                                                                                  50,562
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $756,917)                                                                                               781,827
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              14,492
Liabilities                                                                                                      (24,030)
                                                                                                                ---------
                                                                                                                  (9,538)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 71,847,723 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                      $772,289
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.75
=========================================================================================================================

* See Note A in Notes to Financial Statements.

+ Securities with a value of $1,078,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 26.

--------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------
                                                                          AMOUNT         PER
                                                                           (000)       SHARE
--------------------------------------------------------------------------------------------
 Paid in Capital                                                       $749,009      $10.42
 Undistributed Net Investment Income                                         --          --
 Accumulated Net Realized Losses                                         (1,439)       (.02)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                 24,910         .35
   Futures Contracts                                                       (191)         --
--------------------------------------------------------------------------------------------
 NET ASSETS                                                            $772,289      $10.75
============================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.0%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.8%)
Anaheim CA Convention Center COP                                      0.00%     8/1/2004 (1)          $  3,120    $  2,402
Anaheim CA Convention Center COP                                      0.00%     8/1/2005 (1)             1,250         916
Anaheim CA Convention Center COP                                      0.00%     8/1/2006 (1)             3,125       2,184
Anaheim CA Convention Center COP                                      5.50%     8/1/2014 (1)             5,750       5,931
Anaheim CA Public Improvement  Corp. Lease COP VRDO                   3.70%     6/3/1998 (2)             2,575       2,575
Barstow CA Redev. Agency                                              6.25%     9/1/2022 (1)             2,225       2,467
California GO                                                         6.00%     8/1/2004 (3)(Prere.)     4,190       4,675
California GO                                                         6.00%     8/1/2019 (3)               210         228
California GO                                                         7.00%    11/1/2004 (3)(Prere.)     1,935       2,272
California GO                                                         7.00%    11/1/2013 (3)                65          75
California Health Fac. Finance Auth. (Adventist Health System)        6.75%     3/1/2011 (1)             5,000       5,389
California Health Fac. Finance Auth. (Catholic Health Care West)      5.75%     7/1/2015 (2)             4,080       4,326
California Health Fac. Finance Auth. (Catholic Health Care West)      6.00%     7/1/2017 (1)            27,900      30,157
California Health Fac. Finance Auth. (San Diego Hosp.)                6.20%     8/1/2020 (1)             3,820       4,134
California Health Fac. Finance Auth. (San Diego Hosp.)               6.625%     5/1/2019 (1)             6,525       6,734
California Health Fac. Finance Auth. (Scripps Health)                 5.00%    10/1/2018 (1)++           7,355       7,253
California Health Fac. Finance Auth. (Scripps Health)                 5.00%    10/1/2022 (1)++           5,760       5,609
California Health Fac. Finance Auth. (Unihealth America)             7.625%    10/1/2015 (2)                50          52
California Health Fac. Finance Auth. VRDO
   (Catholic Health Care West)                                        3.75%     6/3/1998 (1)             4,500       4,500
California Housing Finance Agency Multifamily Housing Rev.           8.625%     8/1/2015 (1)               170         177
California Public Works Board (Dept. of Corrections)                  5.50%    12/1/2012 (1)             2,000       2,090
California Public Works Board (Dept. of Corrections)                  5.50%     1/1/2017 (2)            22,285      23,090
California Public Works Board (Dept. of Corrections)                 5.625%    11/1/2016 (1)             9,200       9,700
California Public Works Board (Univ. of California)                  5.375%    10/1/2017 (2)             7,250       7,426
California Public Works Board (Univ. of California)                   6.25%    12/1/2007 (2)             6,945       7,694
California Public Works Board (Univ. of California)                   6.50%    12/1/2008 (2)             4,000       4,660
Calleguas-Las Virgenes CA Public Finance Auth.                        5.00%    11/1/2017 (4)             3,435       3,405
Calleguas-Las Virgenes CA Public Finance Auth.                        5.00%    11/1/2023 (4)            13,500      13,195
Capistrano CA Unified Public Schools                                  5.70%     9/1/2016 (2)            10,000      10,602
Central Coast CA Water Auth. Rev.                                     5.00%    10/1/2022 (2)             7,500       7,334
Chino CA Basin Finance Auth. Muni. Water Dist.                        6.00%     8/1/2016 (2)             5,500       5,980
Clovis CA Unified School Dist.                                        0.00%     8/1/2004 (3)             5,000       3,850
Clovis CA Unified School Dist.                                        0.00%     8/1/2006 (3)            17,000      11,883
Clovis CA Unified School Dist.                                        0.00%     8/1/2007 (3)            15,000       9,973
Clovis CA Unified School Dist.                                        0.00%     8/1/2008 (3)            14,265       9,000
Clovis CA Unified School Dist.                                        0.00%     8/1/2009 (3)            19,725      11,790
Clovis CA Unified School Dist.                                        0.00%     8/1/2010 (3)            21,485      12,119
Clovis CA Unified School Dist.                                        0.00%     8/1/2011 (3)             1,625         863
Contra Costa CA COP                                                   5.50%     6/1/2012 (2)             6,850       7,112
Contra Costa CA COP                                                   6.70%     2/1/2021 (2)             4,630       4,812
Contra Costa CA Water Dist. Rev.                                      5.50%    10/1/2019 (1)             5,000       5,148
Culver City CA Redev. Finance Auth.                                   6.75%    11/1/1999 (2)(Prere.)       955       1,008
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.      6.375%     6/1/2021 (2)             5,750       6,305
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.       6.50%     6/1/2020 (2)             2,000       2,280
Eastern CA Muni. Water Dist.                                          6.75%     7/1/2012 (3)             8,500      10,261
El Dorado County CA Public Agency Finance Auth. Rev.                  5.50%    2/15/2016 (3)             9,000       9,342
Elsinore Valley CA Muni. Water Dist. COP                              5.90%     7/1/2006 (3)             1,685       1,865
Elsinore Valley CA Muni. Water Dist. COP                              6.00%     7/1/2012 (3)             2,210       2,501
Encina CA Power Auth. Waste Water Rev.                               6.875%     8/1/2011 (3)             3,650       3,851
Glendale CA Hosp. Rev. (Adventist Health System)                      6.00%     3/1/2014 (1)             3,000       3,184
Kern CA High School Dist. GO                                          6.25%     8/1/2011 (1)             1,065       1,241
Kern CA High School Dist. GO                                          6.40%     8/1/2014 (1)             1,490       1,760
Kern CA High School Dist. GO                                          6.40%     8/1/2015 (1)             1,645       1,944
Kern CA High School Dist. GO                                          6.40%     8/1/2016 (1)             1,815       2,142
La Quinta CA Redev. Agency (Tax Allocation Project)                   7.30%     9/1/2010 (1)             1,145       1,430
Long Beach CA Financing Auth. Rev.                                    5.50%    10/1/2018 (1)             5,030       5,231
Long Beach CA Financing Auth. Rev.                                    6.00%    11/1/2017 (2)             2,000       2,260
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.00%     7/1/2012 (4)++           8,090       8,026

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
                                                                     COUPON         DATE                 (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2011 (4)++        $  9,570    $  9,797
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2023 (2)            13,025      13,047
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%     7/1/2027 (1)             8,210       8,235
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO        3.70%     6/4/1998 (1)             1,600       1,600
MSR CA Public Power Agency (San Juan Project)                        6.125%     7/1/2013 (2)             8,000       9,156
MSR CA Public Power Agency (San Juan Project)                         6.75%     7/1/2020 (1)            38,785      46,072
Metro. Water Dist. of Southern California                             5.50%     7/1/2025 (1)            20,000      20,590
Modesto CA Irrigation Dist. Finance Auth. Rev.
   (Domestic Water Project)                                           5.75%     9/1/2015 (2)             3,750       4,168
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%    10/1/2011 (2)             8,125       9,615
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%    10/1/2022 (2)             9,750      11,834
North City West CA School Fac. Financing Auth.                        6.00%     9/1/2019 (4)             2,000       2,175
Northern California Power Agency (Hydro Electric Project)             6.00%     7/1/2009 (1)+            7,530       8,479
Northern California Power Agency (Hydro Electric Project)             6.30%     7/1/2018 (1)            10,000      11,659
Northern California Power Agency (Hydro Electric Project)             7.50%     7/1/2021 (2)(Prere.)     1,810       2,375
Oakland CA Building Auth. Lease Rev.                                  5.00%     4/1/2023 (2)             4,000       3,911
Oakland CA Building Auth. Lease Rev.                                  5.25%     4/1/2009 (2)             5,235       5,559
Oakland CA Building Auth. Lease Rev.                                  5.25%     4/1/2010 (2)             5,495       5,805
Oakland CA Redev. Agency (Central Dist. Project)                      5.50%     2/1/2014 (2)             5,500       5,889
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.90%    2/15/2006 (3)             8,000       8,804
Orange County CA Sanitation Dist. VRDO                                3.70%     6/4/1998 (2) LOC         1,000       1,000
Placer County CA Water Rev. COP                                       7.75%     7/1/2018 (5)             3,500       3,582
Pomona CA Unified School Dist. GO                                     5.50%     8/1/2016 (3)             1,000       1,073
Pomona CA Unified School Dist. GO                                     5.60%     8/1/2014 (1)             1,585       1,730
Pomona CA Unified School Dist. GO                                     5.60%     8/1/2015 (1)             2,000       2,178
Pomona CA Unified School Dist. GO                                     5.60%     8/1/2016 (1)             1,000       1,085
Pomona CA Unified School Dist. GO                                     7.50%     8/1/2017 (1)             2,540       3,328
Port of Oakland CA Rev.                                               5.40%    11/1/2017 (1)            16,705      17,192
Port of Oakland CA Rev.                                               5.60%    11/1/2019 (1)            22,280      23,333
Rancho CA Water Dist. Finance Auth. Rev.                             5.875%    11/1/2010 (3)             3,585       3,940
Rancho CA Water Dist. Finance Auth. Rev.                              6.25%     8/1/2012 (3)             3,000       3,228
Redding CA Joint Power Finance Auth. Waste Water Rev.                 5.50%    12/1/2018 (3)             5,400       5,521
Riverside CA Electric Refunding Rev.                                 5.375%    10/1/2013 (2)             5,895       6,135
Riverside County CA Transp. Comm. Rev.                                5.75%     6/1/2009 (2)             3,800       4,209
Sacramento CA Finance Auth. Rev.                                     5.375%    11/1/2014 (2)             9,000       9,520
Sacramento CA Finance Auth. Rev.                                      5.40%    11/1/2020 (2)             9,785      10,335
Sacramento CA Muni. Util. Dist. Rev.                                  6.25%    8/15/2010 (1)            33,800      39,066
Sacramento CA Muni. Util. Dist. Rev.                                  6.30%    8/15/2018 (1)            14,000      15,208
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%    11/1/2013 (1)             5,500       5,893
Sacramento  County CA Public Fac. Finance Corp. COP
   (Main Detention Fac. Project)                                      5.50%     6/1/2010 (1)             5,760       6,251
San Bernardino County CA COP (Medical Center Financing Project)       5.50%     8/1/2015 (1)            12,790      13,284
San Bernardino County CA COP (Medical Center Financing Project)       6.50%     8/1/2017 (1)            17,915      21,092
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.25%    5/15/2027 (3)             6,450       6,471
San Diego CA Unified School Dist. COP                                 5.00%     8/1/2009 (1)             4,875       5,056
San Diego CA Unified School Dist. COP                                5.375%     7/1/2003 (1)            10,435      10,988
San Francisco CA Building Auth. Lease Rev. (Civic Center)             5.25%    12/1/2016 (2)            22,575      22,903
San Francisco CA Bay Area Rapid Transit Rev.                          6.75%     7/1/2010 (2)             6,370       7,642
San Francisco CA Bay Area Rapid Transit Rev.                          6.75%     7/1/2011 (2)             7,455       8,977
San Francisco CA City & County Airport Rev.                           5.65%     5/1/2024 (3)             6,200       6,455
San Francisco CA City & County Airport Rev.                           6.00%     5/1/2010 (1)             2,000       2,174
San Francisco CA City & County Airport Rev.                           6.00%     5/1/2011 (1)             2,100       2,270
San Francisco CA City & County Airport Rev.                           6.00%     5/1/2020 (1)             6,500       7,009
San Francisco CA City & County Airport Rev.                           6.20%     5/1/2006 (2)             5,000       5,437
San Francisco CA City & County Airport Rev.                           6.20%     5/1/2008 (2)             1,000       1,087
San Francisco CA City & County Airport Rev.                           6.30%     5/1/2011 (2)             5,000       5,421
San Francisco CA City & County Airport Rev.                           6.50%     5/1/2006 (1)             3,280       3,661
San Francisco CA City & County Airport Rev.                           6.60%     5/1/2007 (1)             2,490       2,790
San Francisco CA City & County Airport Rev.                          6.625%     5/1/2008 (1)             3,720       4,164
San Francisco CA City & County Airport Rev.                           6.70%     5/1/2009 (1)             3,970       4,447
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          5.375%    1/15/2029 (1)            20,000      20,331

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                MATURITY                AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                          COUPON         DATE                 (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
San Jose CA Merged Area Redev. Rev. Project                           4.75%     8/1/2022 (1)          $  8,545    $   8,075
San Jose CA Merged Area Redev. Rev. Project                           5.00%     8/1/2020 (1)            17,600       17,252
San Jose CA Merged Area Redev. Rev. Project                           6.00%     8/1/2011 (1)             8,845       10,020
San Mateo County CA Finance Auth.                                     6.50%     7/1/2013 (1)            14,560       17,247
Santa Ana CA Finance Auth. Rev.                                       6.25%     7/1/2016 (1)             5,345        6,188
Santa Ana CA Finance Auth. Rev.                                       6.25%     7/1/2017 (1)             2,000        2,318
Santa Clara CA  Redev. Agency (Bayshore Project)                      7.00%     7/1/2010 (2)             7,000        8,464
Santa Clara CA Valley Water Dist. COP                                 6.00%     2/1/2024 (3)            20,000       21,650
Santa Clara County CA Financing Auth. Lease Rev.                      5.00%   11/15/2022 (2)             8,690        8,498
Santa Clara County CA Financing Auth. Lease Rev.
   (Replacement Project)                                              6.75%   11/15/2020 (2)            11,500       13,363
Santa Fe Springs CA Redev. Agency                                     6.00%     9/1/2014 (1)             5,350        5,776
Santa Rosa CA Waste Water Rev.                                        6.00%     9/1/2015 (3)             5,580        6,289
Santa Rosa CA Waste Water Rev.                                        6.25%     9/1/2012 (3)             7,075        7,776
Santa Rosa CA Waste Water Service Fac. Dist.                          6.00%     7/2/2015 (2)             7,000        7,884
South Coast CA Air Quality Management Dist. Rev.                      5.50%     8/1/2014 (1)             8,000        8,252
South Coast CA Air Quality Management Dist. Rev.                      6.00%     8/1/2011 (2)             3,200        3,625
South County CA Waste Water Auth.                                     5.50%     8/1/2022 (3)             8,625        8,756
South Orange County CA Public Finance Auth.                           7.00%     9/1/2011 (1)             3,000        3,688
South Orange County CA Public Finance Auth.                           9.50%    8/15/2004 (1)             3,000        3,853
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/1999 (2)(Prere.)     1,395        1,443
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/2007 (2)             1,070        1,105
Southern California Public Power Auth. (Palo Verde Project)           7.00%     7/1/2010 (2)             1,635        1,686
Sweetwater CA Water Rev.                                              7.00%     4/1/1999 (2)(Prere.)     3,050        3,191
Three Valley CA Muni. Water Dist. COP                                 5.25%    11/1/2010 (3)             4,220        4,388
Ukiah CA Electric Rev.                                                6.00%     6/1/2008 (1)             4,565        5,124
Ukiah CA Electric Rev.                                                6.25%     6/1/2018 (1)             6,000        6,982
Univ. of California Rev. (Medical Center)                             5.75%     7/1/2012 (2)            10,395       11,186
Univ. of California Rev. (Medical Center)                             5.75%     7/1/2014 (2)            12,160       12,992
Univ. of California Rev. (Medical Center)                             5.75%    7/12/2024 (2)            10,000       10,554
Univ. of California Rev. (Medical Center)                             6.00%     7/1/2026 (2)            11,000       11,843
Univ. of California Rev. (Multiple Purpose Project)                  5.125%     9/1/2020 (1)            15,000       14,910
Univ. of California Rev. (Multiple Purpose Project)                   6.00%     9/1/2008 (1)             2,515        2,750
Univ. of California Rev. (Multiple Purpose Project)                   6.25%     9/1/2013 (1)            10,000       11,032
Univ. of California Rev. (Multiple Purpose Project)                  6.375%     9/1/2019 (1)             6,500        7,203
Walnut CA Public Finance Auth.                                        6.00%     9/1/2015 (1)             5,000        5,306
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2012 (2)             1,790        2,037
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2013 (2)             1,980        2,252
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2014 (2)             2,205        2,506
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2015 (2)             2,470        2,805
Walnut Valley CA Unified School Dist.                                 6.00%     8/1/2016 (2)             2,690        3,036
Walnut Valley CA Unified School Dist.                                 6.20%     8/1/2009 (2)             1,270        1,468
West Sacramento CA Financing Auth. Rev.
   (Water System Improvement Project)                                 5.25%     8/1/2008 (3)             2,160        2,256
West Sacramento CA Tax Allocation (Redev. Project)                    6.25%     9/1/2021 (1)             8,250        8,874
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.25%     6/1/2007 (1)             4,260        4,851
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.25%     6/1/2008 (1)             1,750        1,993
                                                                                                                  ---------
                                                                                                                  1,155,396
                                                                                                                  ---------
PORTFOLIO INSURED
Sacramento CA Muni. Util. Dist.                                       8.00%   11/15/2010                   205         206
                                                                                                                  ---------
SECONDARY MARKET INSURED (4.3%)
California GO                                                         6.25%     9/1/2012 (3)             9,000      10,427
California Housing Finance Agency (Single Family Mortgage)            6.90%     8/1/2016 (5)             5,115       5,140
California Public Works Board (Dept. of Corrections)                  6.50%     9/1/2017 (2)            30,000      35,706
Los Angeles CA Dept. of Water & Power                                 4.75%   11/15/2019 (1)             5,000       4,761
                                                                                                                  ---------
                                                                                                                    56,034
                                                                                                                  ---------
NONINSURED (8.9%)
Alameda-Contra Costa CA School Financing Auth. COP VRDO
   (Capital Improvement Financing Pooled Project)                     3.55%     6/4/1998                 3,990       3,990
California Dept. of Water Resources (Central Valley Project)          6.40%     6/1/2002 (Prere.)       20,400      22,441

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
California Educ. Fac. Auth. Rev. (Univ. of Southern
   California Project)                                                5.80%    10/1/2015            $  6,550    $  6,934
California Health Fac. Finance Auth. VRDO
   (Adventist Health System West Sutter Health)                       3.55%     6/4/1998 LOC             900         900
California Health Fac. Finance Auth. VRDO (St. Francis Hosp.)         3.45%     6/3/1998                 400         400
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)         3.80%     6/3/1998               1,775       1,775
California RAN                                                        4.50%    6/30/1998              15,000      15,005
Chula Vista CA IDR VRDO (San Diego Gas & Electric)                    3.65%     6/2/1998                 600         600
Irvine CA Assessment Dist. VRDO                                       3.55%     6/3/1998 LOC           3,700       3,700
Irvine CA Assessment Dist. VRDO                                       3.70%     6/2/1998 LOC           2,200       2,200
Irvine CA Ranch Water Dist. VRDO                                      3.70%     6/2/1998 LOC          14,800      14,800
Los Angeles CA Dept. of Water & Power                                 6.50%     4/1/2010               3,950       4,317
Los Angeles CA Unified School Dist. TRAN                              4.50%    10/1/1998               3,625       3,635
Los Angeles County CA Local Educ. Pool TRAN                           4.50%    9/30/1998              10,000      10,025
Los Angeles County CA Public Works Financing Auth. Rev.               5.50%    10/1/2012               6,750       7,150
Metro. Water Dist. of Southern California                             8.00%     7/1/2008               2,000       2,564
Orange County CA Sanitation Dist. VRDO                                3.70%     6/2/1998 LOC           2,500       2,500
Orange County CA Water Dist. VRDO                                     3.80%     6/2/1998 LOC           3,400       3,400
Riverside County CA Public Fac. Project VRDO                          3.75%     6/2/1998 LOC           1,400       1,400
Sacramento County CA COP VRDO
   (Administrative Center & Courthouse Project)                       3.50%     6/4/1998 LOC           2,565       2,565
Santa Clara County CA El Camino Hosp. Dist. Fac. Rev. Lease VRDO
   (Valley Medical Center Project)                                    3.60%     6/2/1998 LOC             500         500
Southern California Public Power Auth. Trans. Rev. VRDO               3.65%     6/3/1998               4,000       4,000
OUTSIDE CALIFORNIA:
Puerto Rico Govt. Bank VRDO                                           3.80%     6/3/1998               2,020       2,020
                                                                                                                ---------
                                                                                                                 116,821
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,229,031)                                                                                            1,328,457
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              21,344
Liabilities                                                                                                      (34,482)
                                                                                                                ---------
                                                                                                                 (13,138)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 114,210,387 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                    $1,315,319
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $11.52
=========================================================================================================================

* See Note A in Notes to Financial Statements.
+ Securities with a value of $3,378,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 26.

--------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
                                                                   AMOUNT          PER
                                                                    (000)        SHARE
--------------------------------------------------------------------------------------
  Paid in Capital                                              $1,220,986      $10.69
  Undistributed Net Investment Income                                  --          --
  Overdistributed Net Realized Gains                               (5,020)       (.04)
  Unrealized Appreciation (Depreciation)--Note F
    Investment Securities                                          99,426         .87
    Futures Contracts                                                 (73)         --
--------------------------------------------------------------------------------------
 NET ASSETS                                                    $1,315,319      $11.52
======================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.
++ Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of May 31, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                            INSURED              INSURED
                                                                 MONEY MARKET     INTERMEDIATE-TERM            LONG-TERM
                                                                    PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                                 -------------------------------------------------------
                                                                              SIX MONTHS ENDED MAY 31, 1998
                                                                 -------------------------------------------------------
                                                                        (000)                 (000)                (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                          $32,663               $16,438              $33,068
                                                                      --------------------------------------------------
        Total Income                                                   32,663                16,438               33,068
                                                                      --------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                      123                    43                   82
        Management and Administrative                                   1,397                   492                  893
        Marketing and Distribution                                        336                   114                  156
    Custodian Fees                                                         12                     5                    8
    Auditing Fees                                                           5                     4                    4
    Shareholders' Reports                                                  12                     4                   10
    Annual Meeting and Proxy Costs                                          2                     1                    2
    Trustees' Fees and Expenses                                             2                     1                    1
                                                                      --------------------------------------------------
        Total Expenses                                                  1,889                   664                1,156
        Expenses Paid Indirectly--Note C                                  (12)                   (5)                  (8)
                                                                      --------------------------------------------------
        Net Expenses                                                    1,877                   659                1,148

------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  30,786                15,779               31,920
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                              4                   (51)               1,796
    Futures Contracts                                                      --                    75                 (124)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                           4                    24                1,672
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                  --                 4,843               13,018
    Futures Contracts                                                      --                  (215)                 (29)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           --                 4,628               12,989
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $30,790               $20,431              $46,581
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                              MONEY MARKET                    INSURED INTERMEDIATE-TERM
                                                                PORTFOLIO                             PORTFOLIO
                                                   --------------------------------       ------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                    MAY 31, 1998      NOV. 30, 1997       MAY 31, 1998     NOV. 30, 1997
                                                           (000)              (000)              (000)             (000)
                                                   ---------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                          $     30,786       $     55,048          $  15,779          $  22,323
    Realized Net Gain (Loss)                                  4                 19                 24             (1,003)
    Change in Unrealized Appreciation
      (Depreciation)                                         --                 --              4,628              7,077
        Net Increase in Net Assets
                                                   ---------------------------------------------------------------------
            Resulting from Operations                    30,790             55,067             20,431             28,397
DISTRIBUTIONS
    Net Investment Income                               (30,786)           (55,048)           (15,779)          (22,323)
    Realized Capital Gain                                    --                 --                 --              (729)
        Total Distributions                             (30,786)           (55,048)           (15,779)          (23,052)
                                                   ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                            1,182,561          1,814,001            263,000            358,923
    Issued in Lieu of Cash Distributions                 28,737             50,897             12,293             17,852
    Redeemed                                         (1,063,468)        (1,508,080)          (104,088)         (128,781)
                                                   ---------------------------------------------------------------------
        Net Increase from Capital Share
          Transactions                                  147,830            356,818            171,205            247,994
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                      147,834            356,837            175,857            253,339
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                               1,799,932          1,443,095            596,432            343,093
                                                   ---------------------------------------------------------------------
    End of Period                                    $1,947,766         $1,799,932           $772,289           $596,432
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                            1,182,561          1,814,001             24,450             34,064
    Issued in Lieu of Cash Distributions                 28,737             50,897              1,144              1,692
    Redeemed                                         (1,063,468)        (1,508,080)            (9,695)           (12,240)
                                                   ---------------------------------------------------------------------
        Net Increase in Shares Outstanding              147,830            356,818             15,899             23,516
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED LONG-TERM
                                                                                                      PORTFOLIO
                                                                                         --------------------------------
                                                                                            SIX MONTHS              YEAR
                                                                                                 ENDED             ENDED
                                                                                          MAY 31, 1998     NOV. 30, 1997
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                $     31,920       $     58,666
    Realized Net Gain (Loss)                                                                    1,672              4,059
    Change in Unrealized Appreciation (Depreciation)                                           12,989              8,533
                                                                                         --------------------------------
        Net Increase in Net Assets Resulting from Operations                                   46,581             71,258
DISTRIBUTIONS
    Net Investment Income                                                                     (31,920)           (58,666)
    Realized Capital Gain                                                                      (7,325)            (8,550)
                                                                                         --------------------------------
        Total Distributions                                                                   (39,245)           (67,216)
CAPITAL SHARE TRANSACTIONS1
    Issued                                                                                    178,759            254,391
    Issued in Lieu of Cash Distributions                                                       27,067             45,804
    Redeemed                                                                                 (104,368)          (163,271)
                                                                                         --------------------------------
        Net Increase from Capital Share Transactions                                          101,458            136,924
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                            108,794            140,966
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                     1,206,525          1,065,559
                                                                                         --------------------------------
    End of Period                                                                          $1,315,319         $1,206,525
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                     15,519             22,618
    Issued in Lieu of Cash Distributions                                                        2,352              4,070
    Redeemed                                                                                   (9,078)           (14,544)
                                                                                         --------------------------------
        Net Increase in Shares Outstanding                                                      8,793             12,144
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

           The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     MONEY MARKET PORTFOLIO
FOR A SHARE OUTSTANDING                                                              YEAR ENDED NOVEMBER 30,
                                             SIX MONTHS ENDED        --------------------------------------------------------
THROUGHOUT EACH PERIOD                           MAY 31, 1998         1997         1996         1995         1994       1993
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00

INVESTMENT OPERATIONS
    Net Investment Income                               .016          .034         .033         .036         .026       .024
    Net Realized and Unrealized Gain
      (Loss) on Investments                               --            --           --           --          --          --
                                             --------------------------------------------------------------------------------
        Total from Investment Operations                .016          .034         .033         .036         .026       .024
                                             --------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income               (.016)        (.034)       (.033)       (.036)       (.026)     (.024)
    Distributions from Realized Capital
      Gains                                               --            --           --           --           --         --
                                             --------------------------------------------------------------------------------
        Total Distributions                            (.016)        (.034)       (.033)       (.036)       (.026)     (.024)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $ 1.00         $1.00       $ 1.00        $1.00        $1.00      $1.00
=============================================================================================================================

TOTAL RETURN                                           1.64%         3.41%        3.32%        3.69%        2.59%      2.40%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)              $1,948        $1,800       $1,443       $1,202       $1,159     $1,006
    Ratio of Total Expenses to
        Average Net Assets                             0.20%*        0.18%        0.19%        0.20%        0.19%      0.19%
    Ratio of Net Investment Income to
        Average Net Assets                             3.25%*        3.35%        3.27%        3.61%        2.57%      2.37%
-----------------------------------------------------------------------------------------------------------------------------

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                INSURED INTERMEDIATE-TERM PORTFOLIO
FOR A SHARE OUTSTANDING                                                       YEAR ENDED NOVEMBER 30,         MAR. 4* TO
                                                 SIX MONTHS ENDED        ------------------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 1998         1997         1996         1995   NOV. 30, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.66       $10.58       $10.44      $  9.64          $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .245         .505         .508         .511            .346
    Net Realized and Unrealized Gain (Loss)
        on Investments                                       .090         .102         .140         .800           (.360)
                                                 ------------------------------------------------------------------------
        Total from Investment Operations                     .335         .607         .648        1.311           (.014)
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.245)       (.505)       (.508)       (.511)          (.346)
    Distributions from Realized Capital Gains                  --        (.022           --           --              --
                                                 ------------------------------------------------------------------------
        Total Distributions                                 (.245)       (.527)       (.508)       (.511)          (.346)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.75       $10.66       $10.58       $10.44         $  9.64
=========================================================================================================================

TOTAL RETURN                                                3.17%        5.91%        6.41%       13.88%          -0.19%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                     $772         $596         $343         $206            $100
    Ratio of Total Expenses to
        Average Net Assets                                0.19%**        0.18%        0.19%        0.21%         0.19%**
    Ratio of Net Investment Income to
        Average Net Assets                                4.58%**        4.78%        4.90%        5.05%         4.97%**
    Portfolio Turnover Rate                                  2%**          10%          21%          11%              6%
-------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

**Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       INSURED LONG-TERM PORTFOLIO
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED                      YEAR ENDED NOVEMBER 30,
                                                                         ----------------------------------------------------------
THROUGHOUT EACH PERIOD                                 MAY 31, 1998      1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.45      $11.42       $11.27       $ 9.92       $11.30       $10.89
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .290        .592         .598         .602         .604         .604
    Net Realized and Unrealized Gain
      (Loss) on Investments                                    .139        .121         .150        1.350       (1.228)        .609
                                                    -------------------------------------------------------------------------------
        Total from Investment Operations                       .429        .713         .748        1.952        (.624)       1.213
                                                    -------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.290)      (.592)       (.598)       (.602)       (.604)       (.604)
    Distributions from Realized Capital Gains                 (.069)      (.091)          --           --        (.152)       (.199)
                                                    -------------------------------------------------------------------------------
        Total Distributions                                   (.359)      (.683)       (.598)       (.602)       (.756)       (.803)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.52      $11.45       $11.42       $11.27       $ 9.92       $11.30
===================================================================================================================================

TOTAL RETURN                                                  3.79%       6.52%        6.91%       20.11%       -5.88%       11.53%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                     $1,315      $1,207       $1,066         $975         $834       $1,074
    Ratio of Total Expenses to
        Average Net Assets                                   0.18%*       0.16%        0.19%        0.20%        0.19%        0.19%
    Ratio of Net Investment Income to
        Average Net Assets                                   5.05%*       5.26%        5.38%        5.59%        5.60%        5.38%
    Portfolio Turnover Rate                                     8%*         21%          23%          23%          28%          27%
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market, Insured Intermediate-Term, and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. FUTURES CONTRACTS: Each Portfolio, except the Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

           Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

           4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

           5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital aggregating $221,000 to Vanguard (included in Other Assets), representing 1.1% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1998, custodian fee offset arrangements reduced expenses by:

------------------------------------------------------------------------------
                                                                ANNUALIZED
                                                              TOTAL EXPENSE
                                           EXPENSE            REDUCTION AS A
                                           REDUCTION        PERCENT OF AVERAGE
PORTFOLIO                                    (000)              NET ASSETS
------------------------------------------------------------------------------
Money Market                                 $12                    --
Insured Intermediate-Term                      5                    --
Insured Long-Term                              8                    --
------------------------------------------------------------------------------

D. During the six months ended May 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

-------------------------------------------------------------------------
                                                        (000)
                                           ------------------------------
PORTFOLIO                                  PURCHASES               SALES
-------------------------------------------------------------------------
Insured Intermediate-Term                  $175,576               $ 7,869
Insured Long-Term                           170,909                46,470
-------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes at November 30, 1997, the Portfolios had the following capital losses available to offset future capital gains:

------------------------------------------------------------------------------
                                                      CAPITAL LOSS
                                             ---------------------------------
                                                                  EXPIRATION
                                                                FISCAL YEAR(S)
                                              AMOUNT                ENDING
PORTFOLIO                                      (000)              NOVEMBER 30
------------------------------------------------------------------------------
Money Market                                 $  (65)               2000-2003
Insured Intermediate-Term                      (157)                    2005
------------------------------------------------------------------------------

F. At May 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

-----------------------------------------------------------------------------------------------
                                                                (000)
                                      ---------------------------------------------------------
                                      APPRECIATED            DEPRECIATED         NET UNREALIZED
PORTFOLIO                             SECURITIES             SECURITIES           APPRECIATION
-----------------------------------------------------------------------------------------------
Insured Intermediate-Term              $ 25,446                $(536)                $24,910
Insured Long-Term                       100,234                 (808)                 99,426
-----------------------------------------------------------------------------------------------

           At May 31, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized depreciation were:

----------------------------------------------------------------------------------------------
                                                                          (000)
                                    ----------------------------------------------------------
                                                              AGGREGATE
                                       NUMBER OF             SETTLEMENT            UNREALIZED
PORTFOLIO/FUTURES CONTRACTS         SHORT CONTRACTS             VALUE             DEPRECIATION
----------------------------------------------------------------------------------------------
Insured Intermediate-Term/
  U.S. Treasury Note                      280                 $31,675               $(191)
Insured Long-Term/
  U.S. Treasury Bond                      100                  12,150                 (73)
----------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

[VANGUARD FAMILY OF FUNDS]

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund


Q752-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


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Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.